Exhibit 10.3

EXECUTION VERSION

WELLS FARGO BANK, NATIONAL ASSOCIATION

April 17, 2020

Box, Inc.

900 Jefferson Ave.

Redwood City, CA 94063

Attention: Chief Financial Officer

Re: Amendment No. 3 to Credit Agreement.

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 27, 2017 (as amended by that certain Amendment No. 1 dated as of July 12, 2019, that certain letter agreement dated as of September 27, 2019 and as otherwise amended, restated or otherwise modified and in effect immediately prior to the date hereof, the “Credit Agreement”), by and between BOX, INC. (“Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).  Capitalized terms not defined in this letter agreement (this “Amendment No. 3”) are used herein as defined in the Credit Agreement.

The Borrower has requested certain amendments to the Credit Agreement as set forth herein. Upon effectiveness of this Amendment No. 3, the Lender and the Borrower hereby agree that:

(i) Section 6.02(b)(xvi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(xvi) “Purchase Obligations” of the type described in the “Contractual Obligations and Commitments” section of the “Liquidity and Capital Resources” disclosure set forth in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Borrower’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020 (the “2020 Form 10-K”) incurred in the ordinary course of business; provided that the aggregate principal amount of such “Purchase Obligations” due within three years (as denoted by the columns “Less than 1 Year” and “1-3 Years” in the 2020 Form 10-K), measured as of the date of each Form 10-K or Form 10-Q filed during the term of this Agreement, shall not exceed $120,000,000; and”.

(ii)  Exhibit B (Compliance Certificate) of the Credit Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto in Annex A.

The provisions of this Amendment No. 3 shall be effective upon the date of the Lender’s receipt of counterparts of this Amendment No. 3 executed by the Lender and the Borrower, and Lender shall confirm such effectiveness to Borrower via email.  Upon such effectiveness, all references to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended by this Amendment No. 3.

The Borrower hereby confirms that (i) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, in the case of any such representation or warranty already qualified by materiality or reference to Material Adverse Effect, in all respects) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects (or, in the case of any such representation or warranty already qualified by materiality or reference to Material Adverse Effect, in all respects) on and as of such earlier date and (ii) no Event of Default or Potential Event of Default has occurred and is continuing.

Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.  This Amendment No. 3 may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.  Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this letter agreement shall be deemed to constitute due and sufficient delivery of such counterpart.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 3 or any document to be signed in connection with this Amendment No. 3 and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties to this Amendment No. 3 consent to conduct the transactions contemplated hereunder by electronic means.  This Amendment No. 3 shall be governed by, construed and enforced in accordance with, the laws of the State of California without giving effect to its choice of law principles which would result in the application of the law of another jurisdiction.

[This Space Intentionally Left Blank]

This letter agreement is a Loan Document as defined in the Credit Agreement, and the expense reimbursement, indemnification, waiver of jury trial, consent to jurisdiction and other provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference and this letter agreement shall be interpreted, construed and enforced as if all such provisions were set forth in full in this letter agreement.

Sincerely,
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender
By:	/s/Wendy Wong
Name:	Wendy Wong
Title:	Director, Relationship Manager

[Signature Page to Letter Agreement – Amendment No. 3]

Accepted and agreed to:
BOX, INC.,
a Delaware corporation
By:	/s/Dylan Smith
Name:	Dylan Smith
Title:	CFO

[Signature Page to Letter Agreement – Amendment No. 3]

ANNEX A

(see attached)

EXHIBIT B

COMPLIANCE CERTIFICATE

_____________ ___, 202__

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.	I am the Chief Financial Officer of BOX, INC. (the “Borrower”).

2.

Reference is made to that certain Credit Agreement dated as of November 27, 2017 (as supplemented, amended, modified, amended and restated or replaced in writing from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and between BOX, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”). All terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

3.	[No Potential Event of Default or Event of Default is continuing as of the date of delivery of this Compliance Certificate.]

[OR]

[A Potential Default or Event of Default is continuing as of the date of delivery of this

Compliance Certificate. The nature of such Potential Default or Event of Default is ____________________.  The action that the Borrower proposes to take with respect thereto is ______________________.]

4.

Attached hereto as Annex A are the calculations used in determining the financial covenants set forth in Section 6.03(a), Section 6.03(b) and Section 6.02(b)(xvi) of the Credit Agreement, in each case, as of the date of this Compliance Certificate.

The foregoing certifications, together with the computations set forth in Annex A hereto are made and delivered as of the date first set forth above pursuant to the Credit Agreement.

BOX, INC.

By:
Name:
Title:

ANNEX A

To Compliance Certificate

I.Section 6.03(a) – Minimum Liquidity
a.Liquidity
i.Amount without duplication of Eligible Accounts Receivable of the Borrower (on a consolidated basis) at such time:	$
ii.Amount of Unrestricted Cash of the Borrower and any other Loan Part at such time:	$
1.Unrestricted cash, plus	$

2.unrestricted Cash Equivalents, in each case, of the Borrower and any other Loan Party in deposit or securities accounts (or any combination thereof) held with the Lender or any of its Affiliates, or with any other financial institution, with respect to which the Lender has received an account control agreement over such account

$
b.The sum of Line I.a.i and Line I.a.ii	$
c.Minimum required at all times:	$ 150,000,000
II.Section 6.03(b) – Leverage Ratio
a.Borrower and Subsidiaries’ total Debt
i.Outstanding Letters of Credit issued under the Agreement (including all outstanding unreimbursed amounts under Letters of Credit)	$
ii.Debt outstanding under the Agreement	$
iii.Capital Leases	$
iv.Without duplication, Line II.a.i plus Line II.a.ii plus Line II.a.iii	$
b.EBITDA:
i.Consolidated Net Income:	$
ii.Add-backs:
1.Depreciation and amortization:	$
2.Provision (benefits) for income tax	$
3.Consolidated Total Interest Expense	$
4.Non-cash expenses, losses and charges, including, without limitation, non-cash compensation-based expenses:	$

5.Extraordinary, unusual or non-recurring expenses, losses and charges, including, without limitation, restructuring charges and costs, fees and expenses incurred by Borrower or its Subsidiaries in connection with any Permitted Acquisition

$
6.Other expenses, losses or charges agreed to by the Lender:	$
7.Total adjustments (sum of Line II.b.ii.1 through Line II.b.ii.6)	$

iii.Average Deferred Revenue Change iv.Adjusted EBITDA (Line II.b.i plus Line II.b.ii.7 plus Line II.b.iii)	$
c.Line II.a.iv divided by Line II.b.iv:	_____ : 1.00
d.Maximum permitted Leverage Ratio:	2.50:1.00
III.Section 6.02(b)(xvi) – Purchase Obligations
a.Purchase Obligations due Less Than 1 Year:	$
b.Purchase Obligations due Year 1 – Year 3:	$
c.The sum of Line III.a and Line III.b:	$
d.Maximum permitted:	$120,000,000